UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2014

AMERICAN RESTAURANT CONCEPTS, INC.
 (Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-54226 (Commission File Number)	59-3649554 (IRS Employer Identification No.)

212 Guilbeau Road Lafayette, Louisiana (Address of principal executive offices)	70506 (Zip Code)

Registrant’s telephone number, including area code:  (904) 741-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On May 15, 2014, American Restaurant Concepts, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended March 30, 2014.  In that press release, the Company referenced the annual meeting of shareholders that it will be holding on June 13, 2014, at which meeting shareholders may consider and vote on, among other proposals, proposals to reincorporate the Company from Florida to Nevada and to change the Company’s name from “American Restaurant Concepts, Inc.” to “ARC Group, Inc.”  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information and Where to Find It

This report may be deemed solicitation material in respect of the proposals to be acted upon at the annual meeting.  In connection with the proposals, the Company filed a preliminary proxy statement and definitive proxy statement with the Securities and Exchange Commission (the “SEC”).  The Company will furnish the definitive proxy statement and other relevant documents to the Company’s shareholders.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS.  The Company’s shareholders may obtain a free copy of the proxy statement and other relevant documents at the SEC’s website at www.sec.gov or by directing a request to: American Restaurant Concepts, Inc., 13453 North Main Street, Suite 206, Jacksonville, FL 32218, Attn: Secretary, (904) 741-5500.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposals to be acted upon at the annual meeting.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s shareholders in connection with the proposals can be found in the definitive proxy statement relating to the annual meeting.  Shareholders of the Company can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2013 and the Company’s other filings with the SEC.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and are intended to be covered by the safe harbor created thereby.  All statements other than statements of historical fact contained herein, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected revenues and costs, and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation thereon or similar terminology or expressions.  Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from results proposed in such statements.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can provide no assurance that such expectations will prove to have been correct.  Important factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to: (i) the approval of the proposals to be acted upon at the annual meeting by the Company’s shareholders, (ii) the decision by the Company’s board of directors to implement certain of the proposals in the event such proposals are approved by the shareholders, and (iii) the effect that adoption or rejection of the proposals by the Company’s shareholders and, with respect to certain of the proposals, the decision by the Company’s board of directors to implement the proposals will have on the price of the Company’s shares of common stock.  Additional factors that could cause actual results to differ materially from the Company’s expectations are set forth in the Company’s Annual Report on Form 10-K for the year ended December 29, 2013 and its other filings and submissions with the SEC.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made.  Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated May 15, 2014

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESTAURANT CONCEPTS, INC.

Dated: May 15, 2014	/s/ Richard W. Akam
Richard W. Akam
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 15, 2014